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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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        Date of Report (Date of earliest event reported): August 2, 2002
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                       Elephant Talk Communications, Inc.
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             (Exact name of registrant as specified in its charter)

                                   California
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                 (State or other jurisdiction of incorporation)


        000-30061                                         95-2210753
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 (Commission File Number)                      (IRS Employer Identification No.)


 19222 Pioneer Blvd., Suite 100, Cerritos, California                 90703
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 (Address of principal executive offices)                          (Zip Code)

 Registrant's telephone number, including area code:   (562) 653-0400
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 (Former name or former address, if changed since last report)














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
Item 4.  Changes in Registrant's Certifying Accountant

         On August 2, 2002, the Registrant engaged Kabani & Company, Inc. Certified Public Accountants, as the Registrant's independent accountants to report on the Company's consolidated balance sheet as of December 31, 2001, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Kabani & Company, Inc. was approved by the Registrant's Board of Directors.

         The Registrant dismissed Sellers & Associates, P.C. ("Sellers") as its auditors effective August 2, 2002. Sellers served as the Registrant's independent auditors for the Registrant's fiscal years ended September 30, 2001 and 2000, as well as for previous periods. Sellers report on the Registrant's consolidated financial statements for the registrant's fiscal year ended September 30, 2001 and 2000 (the "Reports") did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, however, they were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Registrant's ability to continue as a going concern.

         During the Registrant's fiscal years ended September 30, 2001 and 2000, and during the period from October 1, 2001 until Sellers dismissal, there were no disagreements with Sellers within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to Sellers satisfaction, would have caused Sellers to make reference to the subject matter of the disagreements in connection with its reports.

         During the Registrant's fiscal years ended September 30, 2001 and 2000, and during the period from October 1, 2001 until Sellers dismissal, there were no "reportable events" (as such term is defined in item 304(a)(1)(iv)(B) of regulation S-B.

         During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Kabani & Company, Inc., neither the Registrant nor anyone on the Registrant's behalf consulted with Kabani & Company, Inc. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

         The Registrant has requested Sellers to review the disclosure contained herein and has provided Sellers the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Sellers views, or the respects in which Sellers does not agree with the statements contained herein. Sellers has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of
Item 304(a)(3) of Regulation S-B. A copy of such letter is filed as an Exhibit to this Current Report on Form 8-K.



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Item 7. Financial Statements and Exhibits

Exhibit - Letter From Sellers & Associates, PC





















































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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 6, 2002               Elephant Talk Communications, Inc.



                                            /s/ Russelle Choi
                                            ---------------------
                                            By: Russelle Choi
                                            Its: Chief Executive Officer









































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                           SELLERS & ASSOCIATES, P.C.
                            5230 South Ridgeline Dr.,
                                Ogden, Utah 84405
                               Tel: (801) 476-0270
                               Fax: (801) 475-6811





August 2, 2002



Securities and Exchange Commission
Washington, DC 20549

Re:      Elephant Talk Communications, Inc.
         (Formerly known as Staruni Corporation)
         File No. 000-30061

Dear Sir or Madam:

We have read Item 4 "Changes in Registrant's Certifying Accountant" of the Form 8-K of Elephant Talk Communications, Inc. dated August 2, 2002. We agree with the statements contained therein, including that we are no longer the Independent Certified Public Accountants for any future Securities Exchange Act of 1933 and Securities Exchange Act of 1934 filings. We do not know whether the Registrant has engaged its new independent accountants.

Very truly yours,


/s/ Sellers & Associates, P.C.
By:  Richard E. Sellers, CPA





















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